AMENDMENT NO. 3 TO TRANSFER AND ADMINISTRATION AGREEMENT
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          AMENDMENT NO. 3 TO TRANSFER AND ADMINISTRATION AGREEMENT (this
"Amendment"), dated as of March 20, 2002, to that certain Transfer and
 ---------
Administration Agreement, dated as of March 21, 2001, as amended by
Amendment No. 1 to the Transfer and Administration Agreement, dated as of November 30, 2001, and Amendment No. 2 to the Transfer and Administration Agreement, dated as of December 14, 2001 (as supplemented or modified from time to time, the "TAA"), by and among Arrow Electronics Funding Corporation,
                   ---
a Delaware corporation (the "SPV"), Arrow Electronics, Inc., a New York
                             ---
corporation, individually ("Arrow") and as the initial Master Servicer,
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the several commercial paper conduits identified on Schedule A to the
TAA and their respective permitted successors and assigns (the
"Conduit Investors"; each individually, a "Conduit Investor"), the agent
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bank set forth opposite the name of each Conduit Investor on such Schedule A and its permitted successors and assigns (each a "Funding Agent") with respect
                                                  -------------
to such Conduit Investor, and Bank of America, National Association, a national banking association, as the administrative agent for the Investors (the "Administrative Agent"), and the financial institutions from time to
      --------------------
time parties thereto as Alternate Investors. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the TAA.

                            PRELIMINARY STATEMENTS:

          WHEREAS, the SPV, Arrow, the Conduit Investors, the Funding Agents, the Alternate Investors and Administrative Agent have entered into the TAA;

          WHEREAS, the SPV and Arrow have requested that the Conduit Investors, the Funding Agents, the Alternate Investors and Administrative Agent agree to make certain changes and amendments to the TAA;

          WHEREAS, subject to the terms and conditions set forth herein, the Conduit Investors, the Alternate Investors, the Funding Agents and Administrative Agent are willing to make such changes and amendments to the TAA; and

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Amendments to the TAA.  Effective as of the date hereof
                     ---------------------
and subject to the satisfaction of the conditions precedent set forth in
Section 3 hereof, the TAA is hereby amended as follows:

          (a) Section 1.1 is amended by deleting the date "March 20, 2002" from the defined term "Commitment Termination Date" and replacing it with the date "March 19, 2003".

          (b) Section 8.1 is amended by replacing clause (h) thereof to read in its entirety as follows:

               "(h) the average Default Ratio for any period of three (3) consecutive months exceeds 7%; or".

          (c) Section 8.1 is amended by replacing clause (o) thereof to read in its entirety as follows:

               "(o) the ratio of Adjusted Consolidated EBITDA to Consolidated Cash Interest Expense is at any time less than (i) 1.75 to 1.0 for the period of four consecutive fiscal quarters ended March 31, 2002 and June 30, 2002,
(ii) 2.00 to 1.0 for the period of four consecutive fiscal quarters ended September 30, 2002, and (iii) 2.10 to 1.0 for the period of four consecutive fiscal quarters ended December 31, 2002; or".

          (d) Schedule II is amended by replacing the definition of "Default Ratio" to read in its entirety as follows:

          ""Default Ratio" for any Calculation Period means the quotient,
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expressed as a percentage, of (a) the aggregate Unpaid Balance of
Receivables, the invoice date of which is 121-150 days prior to the Month End Date, divided by (b) the aggregate initial Unpaid Balance of
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Receivables which arose during the Calculation Period ending on the
Month End Date four months prior."

          (e) Schedule II is amended by replacing the definition of "Dilution Ratio" to read in its entirety as follows:

         ""Dilution Ratio" for any Calculation Period means the ratio
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(expressed as a percentage) computed by dividing (a) the aggregate
Dilution incurred during such Calculation Period, by (b) the aggregate
                                                  --
amount of sales by the Originators giving rise to Receivables in the two month prior Calculation Period."

          (f) Schedule IV is amended by replacing the table therein set forth below the definition of "Program Fee" to read in its entirety as follows:

  Rating                                 Facility Fee            Program Fee
S&P/Moody's                            Rate (Per Annum)        Rate (Per Annum)
-----------                            ----------------        ---------------

Greater than or equal to A-/A3             0.135%                   0.125%

BBB+/Baa1                                  0.150%                   0.125%

BBB/Baa2                                   0.175%                   0.125%

Less than or equal to BBB-/Baa3            0.200%                   0.250%



          SECTION 2. Representations and Warranties.  To induce the
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Investors, the Funding Agents and the Administrative Agent to enter into this Amendment, the SPV and Arrow each makes the following representations and warranties (which representations and warranties shall survive the execution and delivery of this Amendment) as of the date hereof, after giving effect to the amendments set forth herein:

          (a) Authority.  The SPV and Arrow each has the requisite corporate
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power, authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Transaction Documents, including the TAA (as modified hereby). The execution, delivery and performance by the SPV and Arrow of this Amendment and their performance of the Transaction Documents, including the TAA (as modified hereby), have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

          (b) Enforceability.  This Amendment has been duly executed and
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delivered by the SPV and Arrow.  This Amendment is the legal, valid and binding obligation of the SPV and Arrow, enforceable against the SPV and Arrow in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether considered in a proceeding at law or in equity). The making and delivery of this Amendment and the performance of the Agreement, as amended by this Amendment, do not violate any provision of law or any regulation (except to the extent that the violation thereof could not, in the aggregate, be expected to have a Material Adverse Effect or a material adverse effect on the condition (financial or otherwise), business or properties of Arrow and the other Originators, taken as a whole), or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected.

          (c) Representations and Warranties.  The representations and
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warranties contained in the Transaction Documents are true and correct on and as of the date hereof as though made on and as of the date hereof after giving effect to this Amendment.

          (d) No Termination Event.  After giving effect to this Amendment,
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no event has occurred and is continuing that constitutes a Termination Event or a Potential Termination Event.

          SECTION 3. Conditions Precedent.  This Amendment shall become
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effective, as of the date hereof, on the date on which the following conditions precedent shall have been fulfilled:

          (a) This Amendment. The Administrative Agent shall have received
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counterparts of this Amendment, duly executed by each of the parties hereto.

          (b) Legal Opinion and Additional Documents. The Administrative
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Agent shall have received favorable opinions of counsel for the SPV and
Arrow in form and substance satisfactory to the Administrative Agent, the Administrative Agent's counsel and each Funding Agent, covering such matters as the Administrative Agent may request.

          (c) Amendment Fee.  Each of the following specified Funding Agents
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shall have received payment of an amendment fee in the amount of (i) $112,000 in the case of each of Bank of America, National Association; JPMorgan Chase Bank; and Fleet Securities, Inc. and (ii) $88,000 in the case of each of Credit Suisse First Boston, New York Branch; The Bank of Nova Scotia and The Bank of Tokyo-Mitsubishi, Ltd.

          (d) Legal Matters.  All instruments and legal and corporate
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proceedings in connection with the transactions contemplated by this
Amendment shall be satisfactory in form and substance to the Administrative Agent, the Administrative Agent's counsel and each Funding Agent and the fees and expenses of counsel to the Administrative Agent incurred in connection with the execution of this Amendment and the transactions contemplated hereby shall have been paid in full.

          SECTION 4. References to and Effect on the Transaction Documents.
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          (a) Except as specifically amended and modified hereby, each
Transaction Document is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, Funding Agent or the Administrative Agent under any Transaction Document, nor constitute a waiver, amendment or modification of any provision of any Transaction Document, except as expressly provided in Section 1 hereof.

          (c) This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Amendment among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

          (d) Each reference in the TAA to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in any other Transaction Document to "the Transfer and Administration Agreement", "thereunder", "thereof" or words of like import, referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby.

          SECTION 5. Execution in Counterparts.  This Amendment may be
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executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 6. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
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CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7. WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY
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WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER
SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   ARROW ELECTRONICS FUNDING CORPORATION,
                                   as SPV

                                   By:
                                      ----------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------

                                   ARROW ELECTRONICS, INC.,
                                   individually and as Master Servicer

                                   By:
                                      ----------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------

                                   ENTERPRISE FUNDING CORPORATION,
                                   as a Conduit Investor

                                   By:
                                      ----------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------

                                   BANK OF AMERICA, NATIONAL ASSOCIATION,
                                   as a Funding Agent, as Administrative
                                   Agent, and as an Alternate Investor

                                   By:
                                      ----------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------


                                   DELAWARE FUNDING CORPORATION,
                                   as a Conduit Investor

                                   By:
                                      ----------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------

                                   JPMORGAN CHASE BANK,
                                   (successor by merger to Morgan Guaranty
                                   Trust Company of New York) as a Funding
                                   Agent and as an Alternate Investor

                                   By:
                                      ----------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------

                                   EAGLE FUNDING CAPITAL CORPORATION,
                                   as a Conduit Investor and as an Alternate
                                   Investor

                                      By: Fleet Securities, Inc.,
                                      its attorney-in-fact

                                   By:
                                      ----------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------

                                   FLEET SECURITIES, INC.
                                   as a Funding Agent

                                   By:
                                      ----------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------











                                   GRAMERCY CAPITAL CORP.,
                                   as a Conduit Investor

                                      By: Credit Suisse First Boston, New
                                      York Branch, its attorney-in-fact

                                   By:
                                      ----------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------

                                         By:
                                            Name:
                                            Title:

                                   CREDIT SUISSE FIRST BOSTON, NEW YORK
                                   BRANCH as a Funding Agent and as an
                                   Alternate Investor

                                   By:
                                      ----------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------

                                   By:
                                      ----------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------

                                   LIBERTY STREET FUNDING CORP.,
                                   as a Conduit Investor

                                   By:
                                      ----------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------

                                   THE BANK OF NOVA SCOTIA,
                                   as a Funding Agent and as an Alternate
                                   Investor

                                   By:
                                      ----------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------


                                   VICTORY RECEIVABLES CORPORATION,
                                   as a Conduit Investor

                                   By:
                                      ----------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------

                                   THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                   as a Funding Agent and as an Alternate
                                   Investor

                                   By:
                                      ----------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------